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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOSYS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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755 N. Mathilda Avenue
Sunnyvale, CA 94085

Dear Stockholder:

        You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the "Annual Meeting") of MoSys, Inc. (the "Company") to be held on June 2, 2009, at 9:30 a.m., at the Company's corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of the 2009 Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented and voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you promptly register your vote in accordance with the instructions set forth on the enclosed proxy card to ensure your proper representation. Returning the proxy does not deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ LEONARD PERHAM Leonard Perham
First mailed to stockholders on or about April 23, 2009	Chief Executive Officer and President

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY.

 MOSYS, INC.
NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of MoSys, Inc.:

        NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the "Annual Meeting") of MoSys, Inc., a Delaware corporation (the "Company"), will be held on June 2, 2009, at 9:30 a.m., at the Company's corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085, for the following purposes:

          1.     To elect six members of our board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The nominees are Leonard Perham, Carl E. Berg, Tommy Eng, Chi-Ping Hsu, Chenming Hu and James D. Kupec;

          2.     To ratify the Audit Committee's appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009; and

          3.     To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 9, 2009 are entitled to notice of and to vote at the Annual Meeting, or at any adjournment thereof. A list of such stockholders will be available for inspection at the principal office of the Company.

        You are cordially invited to attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, please vote your shares by submitting instructions for proxy voting via the Internet or, by phone, or by signing, dating and returning the proxy card in accordance with the instructions set forth on the enclosed proxy card at your earliest convenience. If you wish to submit your proxy by mail, a return addressed envelope is enclosed for your convenience. If you attend the Annual Meeting, you may vote in person even though you have submitted your proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ LEONARD PERHAM Leonard Perham Chief Executive Officer and President
Sunnyvale, California April 20, 2009

MOSYS, INC.
755 N. Mathilda Avenue
Sunnyvale, California 94085

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the board of directors of MoSys, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the 2009 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085 on June 2, 2009, at 9:30 a.m., and any adjournments of the Annual Meeting. Unless the context otherwise requires, the "Company," "MoSys," "we," "us" and similar terms refer to MoSys, Inc.

        If you need directions to the location of the Annual Meeting in order to attend and vote in person, please contact the Company at (408) 731-1800.

        This Proxy Statement and the accompanying proxy card are being mailed on or about April 23, 2009 to all stockholders entitled to notice of and to vote at the Annual Meeting.

SOLICITATION AND VOTING PROCEDURES

        Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting, as discussed below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Holders of our common stock are entitled to one vote per share on all matters. To vote in person, a stockholder must attend the Annual Meeting, and then complete and submit the ballot provided at the meeting. To vote by proxy, a stockholder must mark, sign and date the enclosed proxy card and mail it to the Company's transfer agent or submit voting instructions electronically by using the telephone or Internet following the instructions provided on the proxy card. An automated system administered by the Company's transfer agent tabulates stockholder votes submitted by proxy, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

        Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting on a proposal, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum us present.

        Brokers holding shares in street name for customers generally have the authority to vote on certain routine matters when they have not received instructions from the beneficial owners of shares. Generally, brokers that do not receive instructions from the beneficial owners are entitled to vote on Proposal No. 1 (the election of directors) and Proposal No. 2 (the ratification of appointment by the Audit Committee of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the 2009 audit).

        The voting requirements for the proposals that we will consider at the Annual Meeting are:

  •
  Election of Directors.  Directors are elected by a plurality, and the six directors who receive the most votes will be elected to our board of directors. Votes withheld will not affect the election of directors.

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  Ratification of Appointment of Burr, Pilger & Mayer LLP as Independent Registered Public Accounting Firm.  An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions will have the same effect as voting against the proposal.

        All proxies will be voted as specified on the proxy cards submitted by stockholders, if the proxy is properly executed or electronically submitted and is received by the Company prior to the close of voting at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Our chief executive officer, Leonard Perham, has been designated as the proxy for the Annual Meeting. If no choice has been specified, a properly completed and timely returned or electronically submitted proxy card will be voted for our board of directors' nominees under Proposal No. 1 and, for Proposal No. 2, which are described in detail elsewhere in this Proxy Statement. In addition, all properly completed and timely returned or electronically submitted proxy cards will be voted by the proxy in his discretion for any other matters properly and timely submitted for a vote at the Annual Meeting.

        Only holders of our common stock at the close of business on April 9, 2009, the record date, will be entitled to notice of and to vote at the Annual Meeting. As of that date, we had 31,197,798 shares of common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote per share.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing of this Proxy Statement and the proxy card will be borne by the Company. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners of our common stock and maintaining the Internet access for such materials and the submission of proxies. The Company will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, electronic facsimile transmission and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation. The Company has retained Wells Fargo Shareowner Services to assist in the distribution of proxies for a fee estimated to be approximately $5,000 plus reasonable out-of-pocket expenses.

        Copies of the Company's 2008 Annual Report on Form 10-K are being mailed to stockholders with this Proxy Statement and these documents can also be viewed on the investors section of the Company's website, www.mosys.com. Additional copies of the Company's 2008 Annual Report on Form 10-K, excluding exhibits, may be obtained by any stockholder, without charge, by sending an e-mail to ir@mosys.com or by written request addressed to: Investor Relations, MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2009

        This Proxy Statement, the proxy card and our 2008 Annual Report on Form 10-K are available at www.mosysinc.com/proxy/proxymaterials.html.

REVOCABILITY OF PROXIES

        You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bearing a later date, by following the specified procedures for submitting a proxy electronically and changing your vote or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085, Attention: Secretary.

 BOARD OF DIRECTORS

Directors

        Our bylaws provide that the number of directors is determined by resolution of the board of directors and can be changed by approval of the stockholders or a majority of the directors. Our board of directors currently consists of six directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

        The names of our nominees as directors to be elected at the Annual Meeting and certain information about each of them are set forth below.

Name	Age	Position(s) with the Company
Leonard Perham	65	Chief Executive Officer, President and Director
Carl E. Berg(1)(2)	71	Director
Tommy Eng(1)(3)	51	Director
Chi-Ping Hsu(2)(3)	54	Director
James D. Kupec(1)(2)(3)	54	Director
Chenming Hu	61	Director

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Technology Strategy Committee

        The principal occupations and positions for at least the past five years of our directors and director nominees are described below. There are no family relationships among any of our directors or executive officers.

        Len Perham.    Mr. Perham was appointed to be our chief executive officer and president and a member of our board of directors in November 2007. Mr. Perham was one of the original investors in MoSys and initially served on our board of directors from 1991 to 1997. Since retiring from Integrated Device Technology, Inc. in 2000, where he served as Chief Executive Officer from 1991 to 2000 and President and board member from 1986, Mr. Perham has served as chairman of the board of directors of NetLogic Microsystems, Inc., a fabless semiconductor company, and has been a private investor holding officer and director positions with various private companies. Mr. Perham holds a B.S. in electrical engineering from Northeastern University.

        Carl E. Berg.    Mr. Berg has served as a member of our board of directors since September 1992. Since 1997, Mr. Berg has been the chairman of the board and chief executive officer of Mission West Properties, Inc., a real estate investment trust. Mr. Berg has been actively engaged in the ownership, development and management of industrial real estate and in venture capital investment for over thirty years. He currently serves as a member of the boards of directors of Mission West Properties, Inc., Hancock Fabrics, Inc. and Valence Technology, Inc. Mr. Berg holds a B.A. in business from the University of New Mexico.

        Tommy Eng.    Mr. Eng was appointed to our board of directors in August 2004. Mr. Eng is a partner of EXA Ventures, a venture capital investment firm specializing in IT, semiconductor, communication, multimedia technology/services/content, software, and the incubation of early stage technology companies. Prior to EXA Ventures, Mr. Eng co-founded Tera Systems, a privately-held electronic design automation company, and from 1996 to 2004 held various management positions there, including president, chief executive officer and vice chairman. Before founding Tera Systems, Mr. Eng held various executive and engineering positions at Mentor Graphics, Silicon Compiler Systems, and Bell Labs. Mr. Eng holds a B.S. in electrical engineering from Polytechnic University in New York and a M.S. in electrical engineering from the University of California at Berkeley.

        Chi-Ping Hsu.    Dr. Hsu was appointed to our board of directors in August 2004. Since April 2003, Dr. Hsu has held executive positions at Cadence Design Systems, most recently as senior vice president of research and development for the Implementation Products Group. From November 2001 to April 2003, Dr. Hsu was president and chief operating officer of Get2Chip, a supplier of high-performance system-on-chip synthesis, which was acquired by Cadence. A graduate of the Taiwan National University with a B.S. in electrical engineering, Dr. Hsu also holds a Ph.D. in electrical engineering and computer science from the University of California at Berkeley.

        James D. Kupec.    Mr. Kupec was appointed to our board of directors in August 2004. Mr. Kupec is currently senior vice president of GLOBALFOUNDRIES, a semiconductor foundry. Previously, from September 2004 until March 2009, Mr. Kupec served as chief operating officer of eSilicon Corporation, a custom semiconductor chip supplier. From April 2003 to September 2004, Mr. Kupec was President of JDK Group, a semiconductor consultancy firm that he founded. Previously, Mr. Kupec served as a consultant to and chief executive officer of Ammocore, a privately-held electronic design automation company and President of UMC-USA, a semiconductor foundry. Mr. Kupec holds a B.S. in electrical engineering from the University of Illinois and a M.B.A. from Southern Methodist University.

        Chenming Hu.    Dr. Hu was appointed to our board of directors in January 2005. Dr. Hu is currently the TSMC Distinguished Chair Professor in Electrical Engineering and Computer Sciences at the University of California, Berkeley. From 2001 to 2004, Dr. Hu was the Chief Technology Officer of Taiwan Semiconductor Manufacturing Co. Ltd. ("TSMC"), the world's largest dedicated integrated circuit manufacturing company. Dr. Hu received his B.S. degree in electrical engineering from National Taiwan University and M.S. and Ph.D. degrees in electrical engineering from the University of California at Berkeley.

 CORPORATE GOVERNANCE

Director Independence

        Our board of directors has determined that Carl E. Berg, Tommy Eng, Chi-Ping Hsu, James D. Kupec and Chenming Hu are "independent," as defined by Marketplace Rule 4200(a)(15) of the listing rules of the NASDAQ Stock Market ("NASDAQ") and Securities and Exchange Commission ("SEC") rules and regulations. Our board of directors has standing Audit and Compensation Committees, each of which is comprised solely of independent directors in accordance with the NASDAQ listing rules. No director qualifies as independent unless the board of directors determines that the director has no direct or indirect material relationship with the Company. The Company independently reviews the relationship of the Company to any entity employing a director or on whose board of directors he is serving currently. The board of directors also has considered share ownership of the directors or their family members and determined in the case of Mr. Berg that the ownership of approximately of 7% of our outstanding stock by his daughter's trust does not interfere with his exercise of independent judgment in carrying out the responsibilities of a director.

Audit Committee

        Our board of directors established the Audit Committee for the purpose of overseeing the accounting and financial reporting processes and audits of our financial statements. The Audit Committee also is charged with reviewing reports regarding violations of our Code of Ethics and complaints with respect thereto, and internal control violations under our whistleblower policy are directed to the Chairman of the Audit Committee. The responsibilities of our Audit Committee are described in the Audit Committee Charter adopted by our board of directors, a current copy of which can be found on the investors section of the Company's website, www.mosys.com.

        Messrs. Berg, Eng and Kupec are the current members of the Audit Committee. All are "independent," as defined by Marketplace Rule 4350(d) of the NASDAQ listing rules. Mr. Berg serves as chairman and has been designated by the board of directors as the "audit committee financial expert," as defined by Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934. That status does not impose on him duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on him as a member of the Audit Committee and the board of directors, however. The Audit Committee has delegated authority to Mr. Berg for review and approval of non-audit services proposed to be provided by our independent auditors.

Compensation Committee

        Messrs. Berg, Hsu and Kupec are the current members of the Compensation Committee, with Mr. Kupec serving as the chairman.

        Our Compensation Committee does not have a charter; rather, its duties and obligations have been specified by the board of directors. The Compensation Committee is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers. Our Compensation Committee also has the principal responsibility for the administration of our stock option and stock purchase plans.

Technology Strategy Committee

        Our board of directors established the Technology Strategy Committee in August 2004 to oversee the development, planning and implementation of our long-term intellectual property strategy. Messrs. Eng, Hsu and Kupec are the current members of the Technology Strategy Committee. Mr. Eng is chairman of this committee. This committee does not meet regularly but confers with management informally from time to time.

Nominations Process

        We do not have a nominating committee. Instead of having such a committee, our board of directors has appointed Messrs. Berg, Eng, Hsu, Hu and Kupec, who are the independent directors, to search for and evaluate qualified individuals to become nominees for director and board committee members. The independent directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships, and evaluate candidates for appointment to and removal from committees. The independent directors operate by resolution of the board of directors, rather than by charter.

        All of our director nominees have expressed their willingness to continue to serve as directors of the Company. When new candidates for our board of directors are sought, the independent directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The independent directors conduct any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating a candidate for nomination as director, the independent directors consider the candidate's business experience and skills, independence, judgment and ability and willingness to commit sufficient time and attention to the activities of the board. At a minimum, candidates recommended for nomination must possess the highest personal and professional ethics, integrity and values and be committed to representing our long-term interests and those of our stockholders. To date, all new candidates have been identified by members of our board of directors, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

        Our independent directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock. When submitting candidates for nomination to be elected at the Company's annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by the Company's bylaws. To consider a candidate recommended by a stockholder for nomination at the 2010 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by the Company's Secretary between February 2, 2010 and March 4, 2010 (or, if the 2010 annual meeting is not held within thirty calendar days of the anniversary of the date of the 2009 annual meeting, within 10 calendar days after the Company's public announcement of the date of the 2010 annual meeting). The recommendation must include the information specified in the Company's bylaws for stockholder nominees to be considered at an annual meeting, including the following:

  •
  The stockholder's name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

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  The stockholder's reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

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  The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

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  A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

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  Information regarding the nominee that would be required to be included in the Company's proxy statement by the rules of the Securities and Exchange Commission, including the nominee's age, business experience for the past five years and any other directorships held by the nominee

        The information listed above is not a complete list of the information required by the bylaws. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

Stockholder Communications with the Board

        Stockholders who desire to communicate with the board, or a specific director, may do so by sending the communication addressed to either the board of directors or any director, c/o MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085. These communications will be delivered to the board, or any individual director, as specified.

Annual Meeting Attendance

        The Company has a policy of encouraging each director to attend the Annual Meeting, but attendance is not required. Mr. Perham, our president and chief executive officer, attended the 2008 Annual Meeting of Stockholders.

Meetings of the Board and Committees

        During 2008, there were six meetings of the board of directors, four meetings of the Audit Committee and five meetings of the Compensation Committee. Each current director attended at least 75% of the total number of meetings of the board held in 2008 during his tenure on the board and the meetings of each committee on which he served. The board of directors and the Compensation Committee also acted at times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law.

Compensation Committee Interlocks and Insider Participation

        During 2008, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more of its executive officers serving as a member of our board of directors or Compensation Committee. Messrs. Berg, Hsu and Kupec, the Compensation Committee members, were not officers or employees of ours during 2008 or at any other time.

DIRECTOR COMPENSATION

        The following table summarizes the compensation we paid to our non-employee directors in 2008:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)		All Other Compensation ($)	Total ($)
Carl E. Berg	—	52,145	(3)	—	52,145
Tommy Eng	—	114,112	(4)	—	114,112
Chi-Ping Hsu	—	83,634	(5)	—	83,634
James Kupec	—	83,634	(5)	—	83,634
Chenming Hu	—	127,258	(6)	—	127,258

(1)
Amounts shown represent the compensation cost recognized during 2008 for financial statement reporting purposes for stock option awards issued pursuant to our option plans and include amounts from outstanding stock option awards granted during and prior to 2008. This cost may be substantially different than the amount of income or gain ultimately realized from these awards by the director. These amounts have been determined in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123(R), excluding any estimate of future forfeitures, and were calculated using the Black-Scholes option pricing model utilizing the valuation assumptions disclosed in the notes to the audited consolidated financial statements included in our 2008 Annual Report on Form 10-K.

(2)
As of December 31, 2008, our non-employee directors held outstanding options to purchase the following number of shares of our common stock: Carl E. Berg, 170,000; Tommy Eng, 240,000; Chi-Ping Hsu, 160,000; James Kupec, 160,000; and Chenming Hu, 140,000.

(3)
Reflects the compensation cost recognized in 2008 for stock option grants with the following fair values as of the grant dates: an option to purchase 20,000 shares granted on February 3, 2005 with a fair value of $79,516; an option to purchase 20,000 shares granted on July 26, 2006 with a fair value of $64,802; an option to purchase 20,000 shares granted on July 25, 2007 with a fair value of $65,540; and an option to purchase 20,000 shares granted on July 24, 2008 with a fair value of $34,376.

(4)
Reflects the compensation cost recognized in 2008 for stock option grants with the following fair values as of the grant dates: an option to purchase 40,000 shares granted on August 12, 2004 with a fair value of $105,596; an option to purchase 120,000 shares granted on November 11, 2004 with a fair value of $297,057; an option to purchase 20,000 shares granted on February 3, 2005 with a fair value of $79,516; an option to purchase 20,000 shares granted on July 26, 2006 with a fair value of $64,802; an option to purchase 20,000 shares granted on July 25, 2007 with a fair value of $65,540; and an option to purchase 20,000 shares granted on July 24, 2008 with a fair value of $34,376.

(5)
Reflects the compensation cost recognized in 2008 for stock option grants with the following fair values as of the grant dates: an option to purchase 40,000 shares granted on August 12, 2004 with a fair value of $105,596; an option to purchase 40,000 shares granted on November 11, 2004 with a fair value of $99,019; an option to purchase 20,000 shares granted on February 3, 2005 with a fair value of $79,516; an option to purchase 20,000 shares granted on July 26, 2006 with a fair value of $64,802; an option to purchase 20,000 shares granted on July 25, 2007 with a fair value of $65,540; and an option to purchase 20,000 shares granted on July 24, 2008 with a fair value of $34,376.

(6)
Reflects the compensation cost recognized in 2008 for stock option grants with the following fair values as of the grant dates: an option to purchase 80,000 shares granted on January 26, 2005 with a fair value of $306,848; an option to purchase 20,000 shares granted on February 3, 2005 with a fair value of $79,516; an option to purchase 20,000 shares granted on July 26, 2006 with a fair value of $64,802; an option to purchase 20,000 shares granted on July 25, 2007 with a fair value of $65,540; and an option to purchase 20,000 shares granted on July 24, 2008 with a fair value of $34,376.

        In 2008, members of our board of directors did not receive any cash compensation for their service as directors. Under our Amended and Restated 2000 Stock Option and Equity Incentive Plan (the "Amended 2000 Plan"), each non-employee director is entitled to receive an annual option grant for the purchase of 20,000 shares of common stock, which is awarded automatically at the first regular meeting of the board of directors following the date of each annual meeting of stockholders. The exercise price of shares under such option grants is equal to the fair market value of a share of our common stock on the date of grant on the principal trading market for our common stock at the time of grant, which is the NASDAQ Global Market ("Nasdaq GM"). Pursuant to the Amended 2000 Plan, on July 24, 2008, we granted options to purchase 20,000 shares to each of Messrs. Berg, Eng, Hsu, Kupec and Hu at an exercise price of $4.14 per share.

        The Amended 2000 Plan also provides that the board of directors, in its discretion, may authorize additional shares to be awarded or granted under stock options to committee chairs and other non-employee directors for extraordinary service on the board of directors. There were no such additional grants or awards in 2008.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

        The Compensation Committee of the board of directors has responsibility for establishing, implementing and monitoring adherence to the Company's compensation philosophy. The board of directors has delegated to the Compensation Committee the responsibility for determining our compensation policies and procedures for senior management, including the named executive officers, periodically reviewing these policies and procedures, and making recommendations concerning executive compensation to be considered by the full board of directors, when such approval is required under any of our plans or policies or by applicable laws. The Compensation Committee also has the principal responsibility for the administration of our stock plans, including the approval of stock option grants to the named executive officers.

        The compensation received by our named executive officers in fiscal year 2008 is set forth in the Summary Compensation Table, below. In the fourth quarter of 2007, we experienced significant changes in our senior management as our board of directors decided that we needed a change in direction. In November 2007, we hired Leonard Perham to be our president and chief executive officer. During 2008, under the direction of Mr. Perham, we hired three new executive officers. In January 2008, we hired James Sullivan to be our chief financial officer and vice president of finance. In February 2008, we hired Didier Lacroix to be our vice president of worldwide sales; Mr. Lacroix resigned his employment with the Company in October 2008. In August 2008, we hired David DeMaria to be our vice president of business operations. For 2008, the named executive officers included Mr. Perham, Mr. Sullivan, Mr. DeMaria and Mr. Lacroix. All of our named executive officers for 2008 are still executive officers with the exception of Mr. Lacroix.

Compensation Philosophy

        In general, our executive compensation policies are designed to recruit, retain and motivate qualified executives by providing them with a competitive total compensation package based in large part on the executive's contribution to our financial and operational success, the executive's personal performance and increases in stockholder value as measured by the price of our common stock. We believe that the total compensation paid to our executives should be fair, reasonable and competitive.

        We seek to have a balanced approach to executive compensation with each primary element of compensation (base salary, variable compensation and equity incentives) designed to play a specific role. Overall, we design our compensation programs to allow for the recruitment, retention and motivation of the key executives and high-level talent required in order for us to:

  •
  supply high-value and high-quality intellectual property content solutions to our customer base;

  •
  achieve or exceed our annual financial plan and be profitable;

  •
  make continuous progression towards achieving our long-term strategic objectives to be a high-growth company with growing profitability; and

  •
  increase our share price to provide greater value to our stockholders.

Role of Executive Officers in Compensation Decisions

        The chief executive officer ("CEO") makes recommendations based on guidelines for equity and non-equity compensation for executives that have been approved by the Compensation Committee. The Compensation Committee reviews these guidelines annually. The CEO annually reviews the performance of our executives (other than himself) and presents his recommendations for proposed salary adjustments, bonus awards and option grants to the Compensation Committee once a year. In its discretion, the Compensation Committee may accept, modify or reject the CEO's recommendations. Only the Compensation Committee and the board of directors are authorized to approve the compensation for any named executive officer. Compensation of new executives is based on hiring negotiations between the individuals and our CEO and/or Compensation Committee.

Elements of Compensation

        Consistent with our compensation philosophy and objectives, we offer executive compensation packages consisting of the following three components:

  •
  base salary;

  •
  annual incentive compensation; and

  •
  stock option grants.

        In each fiscal year, the Compensation Committee determines the amount and relative weighting of each component for all executives, including the named executive officers.

  Base Salary

        Because our compensation philosophy stresses performance-based awards, base salary is intended to be a smaller portion of total executive compensation. Therefore, we target executive base salary at the median level of the compensation guidelines that have been approved by the Compensation Committee. In addition, the Compensation Committee takes into account the executive's scope of responsibility and significance to the execution of our long-term strategy, past accomplishments, experience and personal performance and compares each executive's base salary with those of the other members of senior management. The Committee may give different weighting to each of these factors for each executive, as it deems appropriate. The Committee did not retain a compensation consultant or determine a compensation peer group for 2008.

  Annual Incentive Compensation

        The Compensation Committee did not adopt an executive bonus plan for 2008 because the Compensation Committee believed that such a plan should be based on pre-tax profit. To date, the Compensation Committee has not adopted an executive bonus plan for 2009 for the same reason. As soon as we achieve profitability on a pre-tax basis, the Compensation Committee intends to implement a bonus plan for our executives. Mr. DeMaria's employment offer letter provided for an incentive bonus of up to $25,000 for fiscal year 2008 with such bonus to be determined based on the achievement of certain objectives mutually agreed upon between him and Mr. Perham. Based on the achievement of those objectives, Mr. DeMaria earned a bonus of $20,000, which was paid February 2009.

  Stock Options

        Although we do not have a mandated policy regarding the ownership of shares of common stock by officers and directors, we believe that granting stock options to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of other stockholders on a long-term basis. Our Amended 2000 Plan enables us to grant stock options, as well as other types of stock-based compensation. By delegation from the board of directors, the Compensation Committee reviews and approves all stock option grants to named executive officers under the Amended 2000 Plan. Typically, these options vest with respect to one-fourth of the total number of shares subject to the grant on the first anniversary of the grant date and with respect to 1/48th of the shares monthly thereafter. Our general policy is to grant the options with an exercise price equal to fair market value, which currently is the closing price of the common stock on the Nasdaq GM on the grant date.

        We intend to grant equity awards to achieve retention and motivation:

  •
  upon the hiring of these key executives and other personnel;

  •
  annually, when we review progress against corporate and personal goals; and

  •
  when we believe that competitive forces or economic conditions are causing our key executives to lose their motivation and/or where retention of these key executives is in jeopardy.

        With the Compensation Committee's approval, we grant options to purchase shares of common stock when we initially hire executives and other employees, as a long-term performance incentive. The Compensation Committee has determined the size of the initial option grants to newly hired executives with reference to existing guidelines and hiring negotiations with the individual, in addition to other relevant information regarding the size and type of compensation package considered necessary to enable us to recruit, retain and motivate the executive. In January 2008, the Compensation Committee authorized the grant of an option to purchase 190,000 shares of common stock to Mr. Sullivan when he became our chief financial officer. In February 2008, the Compensation Committee authorized the grant of an option to purchase 262,500 shares of common stock to Mr. Lacroix when he became our vice president of worldwide sales. In August 2008, the Compensation Committee authorized the grant of an option to purchase 275,000 shares of common stock to Mr. DeMaria when he became our vice president of business operations. There were no other equity incentive awards made to any of our named executive officers in 2008.

        No employee is eligible for an annual performance grant until the employee has worked for us for at least 12 months. Annual performance reviews are generally conducted in the second quarter of each fiscal year. Our CEO conducts the performance review of the other executives and advises the Compensation Committee of any recommended new option grants. In addition to reviewing the CEO's recommendations for other executives, the Compensation Committee also reviews the CEO's annual performance and determines whether he should be granted an option to purchase additional shares. Aside from option grants in connection with annual performance reviews, we do not have a policy of granting additional options to executives and, consequently, the board of directors and the Compensation Committee have not adopted a policy with respect to granting options in coordination with the release of material non-public information.

        In determining the size of stock option grants in connection with the annual performance reviews of our executives, the Compensation Committee takes into account the executive's current position with and responsibilities to the Company along with the Compensation Committee-approved guidelines. In 2008, there were no annual performance option grants to executives due to the short length of service for some executives and because our performance during 2008 fell short of the performance goals set by the board of directors.

        Only the board of directors or the Compensation Committee may approve options or other equity-based compensation to our executives. However, the board of directors has authorized the CEO to approve option grants to employees at the senior director level and below for the purchase of not more than 100,000 shares by any employee during any calendar year. All such grants must be consistent with stock option guidelines approved by the Compensation Committee. The exercise price for such grants must be equal to the closing price of a share of the common stock on the Nasdaq GM on the date of grant.

        Going forward, we intend to continue to evaluate and consider equity grants to our executives on an annual basis. We expect to consider potential equity grants for executives at the same time as we annually review our employees' performance and determine whether to award grants for all employees.

Accounting and Tax Considerations

        Our Compensation Committee has reviewed the impact of tax and accounting treatment on the various components of our executive compensation program. We endeavor to award compensation that will be deductible for income tax purposes. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to "covered" executive officers, to the extent that compensation paid to such an officer exceeds $1 million during the taxable year. None of the compensation paid to our covered executive officers for the year ended December 31, 2008 that would be taken into account in determining a Section 162(m) limitation exceeded the $1 million limit. Our employee stock option plans and option grants to executives have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of options with an exercise price equal to the fair market value of the shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Compensation Committee does not expect to take any action at this time to modify cash compensation payable to the executive officers that would result in the application of Section 162(m).

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

The Compensation Committee of the Board of Directors:
James D. Kupec (Chairman) Carl E. Berg Chi-Ping Hsu

 SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)		Option awards ($)(1)	All other compensation ($)		Total ($)
Leonard Perham(2)	2008	200,000		872,224	—		1,072,224
Chief Executive Officer & President	2007	26,667		142,437	—		169,104
	2006	—		—	—		—
James Sullivan(3)	2008	186,250		49,782	—		236,032
Vice President of Finance & Chief	2007	—		—	—		—
Financial Officer	2006	—		—	—		—
David DeMaria(4)	2008	78,820		30,629	—		109,449
Vice President of Business Operations	2007	—		—	—		—
	2006	—		—	—		—
Former Officer:
Didier Lacroix(5)	2008	165,017	(6)	71,232	4,167	(7)	240,416
Vice President of Worldwide Sales	2007	—		—	—		—
	2006	—		—	—		—

(1)
Amounts shown represent the compensation cost recognized during 2008 for financial statement reporting purposes for stock option awards issued and include amounts from outstanding stock option awards granted during and prior to 2008. These amounts have been calculated in accordance with SFAS No. 123(R) using the Black-Scholes option pricing model, which utilizes certain assumptions as outlined in the notes to the audited consolidated financial statements included in our 2008 Annual Report on Form 10-K. These amounts do not reflect actual compensation earned or to be earned by our named executive officers. For example, all of the options granted to our named executive officers to date have exercise prices in excess of the closing price of our common stock on the Nasdaq GM on December 31, 2008, as well as the date of this proxy statement.

(2)
Mr. Perham became our CEO, president and a director in November 2007.

(3)
Mr. Sullivan became our chief financial officer and vice president of finance in January 2008. Mr. Sullivan's annual salary is $195,000.

(4)
Mr. DeMaria became our vice president of business operations in August 2008. Mr. DeMaria's annual salary is $212,000.

(5)
Mr. Lacroix became our vice president of worldwide sales in February 2008 and resigned in October 2008. Mr. Lacroix's annual salary was $200,000.

(6)
Includes $33,094 in sales commissions paid to Mr. Lacroix.

(7)
Represents a car allowance paid to Mr. Lacroix.

 GRANTS OF PLAN-BASED AWARDS

        The following table provides information on stock options granted in 2008 to each of the named executive officers.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise of Base Price of Option Awards ($/Share)(1)	Grant Date Fair Value of Stock Option Awards ($)(2)
Leonard Perham	—	—		—	—
James Sullivan	1/18/08	190,000	(3)	$3.73	295,925
David DeMaria	8/18/08	275,000	(4)	$4.57	527,643
Former Officer:
Didier Lacroix	2/21/08	262,500	(5)	$4.33	469,219

(1)
Each option was granted at an exercise price equal to the fair market value of our common stock on the grant date which was equal to the closing price of a share of our common stock on the Nasdaq GM on the date of grant.

(2)
Amount shown reflects the fair value for financial statement reporting purposes, which was calculated in accordance with SFAS No. 123(R) using the Black-Sholes option pricing model, which utilizes certain assumptions as outlined in the notes to the audited consolidated financial statements included in our 2008 Annual Report on Form 10-K.

(3)
This option grant was made to Mr. Sullivan in connection with his appointment as chief financial officer and vice president of finance.

(4)
This option grant was made to Mr. DeMaria in connection with his appointment as vice president of business operations.

(5)
This option grant was made to Mr. Lacroix in connection with his appointment as vice president of worldwide sales.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2008.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price($)	Option Expiration Date(5)
Leonard Perham	416,000	(1)	384,000	450,000	5.61	11/8/2017
James Sullivan	—	(2)	190,000	—	3.73	1/18/2018
David DeMaria	—	(3)	275,000	—	4.57	8/18/2014
Former Officer:
Didier Lacroix	—	(4)	—	—	—	—

(1)
These options were granted pursuant to the terms of an employment offer letter agreement between us and Mr. Perham dated as of November 8, 2007.

(2)
The stock option was granted on January 18, 2008 pursuant to the terms of an offer letter agreement between us and Mr. Sullivan dated as of December 21, 2007.

(3)
The stock option was granted on August 18, 2008 pursuant to the terms of an offer letter agreement between us and Mr. DeMaria dated as of July 31, 2008.

(4)
A stock option was granted to Mr. Lacroix on February 21, 2008 pursuant to the terms of an offer letter agreement between us and Mr. Lacroix dated as of February 21, 2008. The stock option expired following Mr. Lacroix's resignation in October 2008 before any underlying shares had become exercisable.

(5)
The standard option term prior to 2006 was ten years and subsequently generally six years, but all of the options expire automatically unless exercised within ninety days after the cessation of service as an employee, director or consultant of the Company.

OPTION EXERCISES AND STOCK VESTED

        None of the named executive officers or other executives exercised any stock options or acquired any shares upon stock award vesting in 2008.

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND AGREEMENTS

        We have entered into agreements with each of Messrs. Perham, Sullivan and DeMaria that provide for benefits in the event of a "Change-in-Control," which is defined as:

  •
  an acquisition of 45% or more of the Company's common stock or voting securities by any "person" as defined under the Securities Exchange Act; or

  •
  consummation of a complete liquidation or dissolution of the Company or a merger, consolidation, reorganization or sale of all or substantially all of the Company's assets (collectively, a "Business Combination") other than a Business Combination in which (A) the stockholders of the Company receive 50% or more of the stock of the corporation resulting from the Business Combination and (B) at least a majority of the board of directors of such resulting corporation were incumbent directors of the Company immediately prior to the consummation of the Business Combination, and (C) after which no individual, entity or group (excluding any corporation or other entity resulting from the Business Combination or any employee benefit plan of such corporation or of the Company) who did not own 45% or more of the stock of the resulting corporation or other entity immediately before the Business Combination owns 45% or more of the stock of such resulting corporation or other entity.

        In the event such benefits are triggered by a Change-in-Control, each of the named executive officers will be entitled to:

  •
  any base salary earned but not yet paid through the date of termination;

  •
  payment in lieu of any unused vacation;

  •
  any annual or discretionary bonus earned but not yet paid to him for any calendar year prior to the year in which his termination occurs;

  •
  any compensation under any deferred compensation plan of the Company or deferred compensation agreement with the Company then in effect;

  •
  any other compensation or benefits, including without limitation any benefits under long-term incentive compensation plans, any benefits under equity grants and awards and employee benefits under plans that have vested through the date of termination or to which he may then be entitled in accordance with the applicable terms of each grant, award or plan;

  •
  reimbursement of any business expenses incurred by him through the date of termination but not yet paid; and

  •
  acceleration of vesting of stock options:

  •
  Mr. Perham will be entitled to the immediate and unconditional vesting of the unvested portion of the 800,000 share option grant awarded to him on November 8, 2007; and

  •
  Mr. Sullivan will be entitled to:

  •
  During the first year of his employment, immediate and unconditional vesting of 50 percent of the then unvested option shares previously granted to him; and

  •
  Subsequent to his first year of employment, immediate and unconditional vesting of one year of the remaining then unvested option shares previously granted to him.

  •
  Mr. DeMaria will be entitled to the immediate and unconditional vesting of one year of the remaining then unvested option shares previously granted to him.

        If a Change-in-Control occurred on December 31, 2008, under the agreements entered into by the Company and the named executive officers, the following numbers of option shares would have vested immediately as a result of acceleration on December 31, 2008:

Name	Number of Accelerated Option Shares
Leonard Perham	384,000
James Sullivan	95,000
David DeMaria	68,750

        No amounts would be payable to the names executive officers with regard to the stock options under the Change-in-Control provisions described above, as there was no value at December 31, 2008. The value is calculated as the intrinsic value per share, multiplied by the number of shares that would become fully vested upon the Change-in-Control. The intrinsic value per share would be calculated as the excess of the closing price of the common stock on the Nasdaq GM of $2.10 on December 31, 2008 over the exercise price of the option. If the value is less than zero, as it was for the named executive officers because their options have exercise prices in excess of $2.10, it is deemed to be zero for the purposes of these calculations.

Employment Agreements

        In addition to the agreements containing the Change-in-Control provisions summarized above, we have entered into a mutual agreement to arbitrate and the Company's standard form of employment, confidential information and invention assignment agreement with each of the named executive officers.

        The Company also has entered into agreements to indemnify its current and former directors and executive officers, in addition to the indemnification provided for in the Company's certificate of incorporation and bylaws. These agreements, among other things, provide for indemnification of the Company's directors and executive officers for many expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or executive officer of the Company, any subsidiary of the Company or any other company or enterprise to which the person provided services at the Company's request.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2008 regarding equity compensation plans approved by the Company's security holders and equity compensation plans that have not been approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities reflected in Column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,802,543	6.38	2,571,274
Equity compensation plans not approved by security holders(2)	2,106,650	4.99	—

(1)
Consists of 2,071,274 shares of common stock available for future issuance under the Amended 2000 Plan and 500,000 shares of common stock available for future issuance under the 2000 Employee Stock Purchase Plan (the "ESPP"). The Amended 2000 Plan provides for an annual increase of 500,000 shares on January 1 of each year or a lesser amount determined by our board of directors. Pursuant to authorization by the Compensation Committee, the Company's ESPP is currently inactive.

(2)
This reflects stock options granted in accordance with Marketplace Rule 4350(i)(1)(A)(iv) of the NASDAQ listing rules to new employees as inducements material to their entering into employment with the Company. Such options have terms ranging from six to ten years. Except for the options granted to Mr. Perham in November 2007, as disclosed elsewhere in this proxy statement, all such options vest at the rate of 25% of the shares subject to the option after the first anniversary of the grant date, and as to 1/48th of the total number of shares each month thereafter, subject to continued employment (or service as a director or consultant). The exercise price of all of the outstanding options was equal to the closing price of a share of common stock on the Nasdaq GM on the grant date.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 31, 2009, concerning the ownership of our common stock by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock (currently our only class of voting securities);

  •
  each of our directors;

  •
  each of the named executive officers; and

  •
  all directors and executive officers as a group.

        Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act, and includes all shares over which the beneficial owner exercises voting or investment power. Shares that are issuable upon the exercise of options, warrants and other rights to acquire common stock that are presently exercisable or exercisable within sixty days are reflected in a separate column in the table below. These shares are taken into account in the calculation of the total number of shares beneficially owned by a particular holder and the total number of shares outstanding for the purpose of calculating percentage ownership of the particular holder. We have relied on information supplied by our officers, directors and certain stockholders and on information contained in filings with the SEC. Except as otherwise indicated, and subject to community property laws where applicable, we believe, based on information provided by these persons, that the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 31,197,798 shares of common stock outstanding as of March 31, 2009.

        Unless otherwise stated, the business address of each of our directors and executive officers listed in the table is 755 N. Mathilda Avenue, Sunnyvale, California 94085.

	Common Stock
	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Shares Issuable on Exercise of Outstanding Options(2)	Percent of Common Stock
Ingalls & Snyder LLC 61 Broadway New York, NY 10006(3)	5,099,575	—	16.3
Litespeed Management LLC 237 Park Ave, Suite 900 New York, NY 10017(4)	2,230,296	—	7.1
1981 Kara Ann Berg Trust, Clyde J. Berg, Trustee 10050 Bandley Drive, Cupertino, CA 94014(5)	2,304,830	—	7.4
Directors and Officers:
Leonard Perham	246,000	608,000	2.7
Carl E. Berg 10050 Bandley Drive, Cupertino, CA 95014(6)	1,254,996	106,667	4.3
Tommy Eng	—	236,667	*
Chi-Ping Hsu	—	156,667	*
James Kupec	—	156,667	*
Chenming Hu	—	136,667	*
James Sullivan	5,000	62,500	*
David DeMaria	15,000	—	*
Former Officer:
Didier Lacroix	—	—	*
All current directors and executive officers as a group (8 persons)	1,520,996	1,401,335	9.4

*
Represents holdings of less than one percent.

(1)
Excludes shares subject to outstanding options, warrants or other rights to acquire common stock that are exercisable within 60 days.

(2)
Represents the number of shares subject to outstanding options, warrants or other rights to acquire common stock that are exercisable within 60 days.

(3)
According to a Schedule 13G/A filed with the SEC on January 28, 2009, Ingalls & Snyder LLC, reported that it had shared voting and dispositive power over 5,099,575 shares, but no voting authority with respect to those shares and therefore disclaimed beneficial ownership of such shares pursuant to Rule 13d-3(d)(2) of the Exchange Act.

(4)
According to a Schedule 13G/A filed with the SEC on February 12, 2009, Litespeed Management LLC, reported that it had shared voting and dispositive power over 2,230,296 shares with Litespeed Master Fund, Ltd. and Jamie Zimmerman.

(5)
Clyde J. Berg is Carl E. Berg's brother, and Kara Berg, Carl Berg's adult daughter, is the sole beneficiary of this trust. Carl E. Berg has no power over voting or investment decisions with respect to any of these shares and disclaims beneficial ownership of them.

(6)
Includes 124,998 shares held by Berg & Berg Enterprises, LLC, of which Carl E. Berg is the sole manager. Mr. Berg disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in them. Also includes 169,998 shares owned by Mr. Berg's wife. Mr. Berg disclaims beneficial ownership of these shares.

TRANSACTIONS WITH RELATED PERSONS

        Our Audit Committee Charter requires that the members of our Audit Committee, all of whom are independent directors, review and approve all related party transactions as defined in Item 404 of Regulation S-K promulgated by the SEC.

        Mr. Kupec, a director and the chairman of our Compensation Committee, previously served as chief operating officer of eSilicon Corporation ("eSilicon") a licensee of the Company. In 2008, the Company recorded $229,000 of revenue from eSilicon. The transaction was reviewed and approved by our Audit Committee in accordance with its charter and was approved by a majority of the disinterested directors on our board of directors. The terms of our agreement with eSilicon were negotiated at arm's length and are similar to the terms of license agreements and transactions with customers at which no related person is an executive officer or member of the board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Directors, executive officers and greater than 10% holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during 2008 and Forms 5 (or any written representations) received with respect to fiscal year 2008, we believe that all directors, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during 2008.

AUDIT COMMITTEE REPORT

        The Audit Committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. The Audit Committee also monitors the performance of the Company's independent registered public accounting firm, and reviews the audit report on the consolidated financial statements following completion of the audit and the accounting practices of the Company with respect to internal accounting and financial controls. Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal control over financial reporting. The Company's independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discusses with the Audit Committee any issues they believe should be raised with us. The Audit Committee's responsibilities under the Audit Committee charter adopted by the board of directors effective August 15, 2000 and amended as of February 1, 2006 and February 8, 2008, include the selection or dismissal of the Company's independent registered public accounting firm, review of the scope of the annual audits, and approval of fees to be paid to the Company's independent registered public accounting firm.

        The Audit Committee charter, as amended to date, can be found through the investors section of our website, www.mosys.com.

        During the fiscal year ended December 31, 2008, Messrs. Berg, Eng and Kupec served on the Audit Committee for the entire year and are independent directors as determined in accordance with Marketplace Rule 4200(a)(15) of the NASDAQ listing rules and Rule 10A-3 of the Securities Exchange Act of 1934.

        The Audit Committee reviewed and discussed the audited financial statements of the Company for fiscal year 2008 with management and Burr, Pilger & Mayer LLP ("BPM"), the Company's independent registered public accounting firm. The Audit Committee has discussed with BPM matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standard, Vol. 1, AU section 380). BPM has provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee regarding independence, and the Audit Committee has discussed BPM's independence with members of that firm. BPM did not provide non-audit services to the Company during 2008. The Audit Committee has determined that the rendering of audit and audit-related services by BPM is compatible with maintaining the auditors' independence.

        Based on the discussions with management and BPM concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the board of directors that the Company's financial statements for the year ended December 31, 2008 be included in its Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:
Carl E. Berg (Chairman) Tommy Eng James D. Kupec

 PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        At the Annual Meeting, six directors (constituting our entire board of directors) are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are six nominees, all of whom are currently directors of the Company.

NOMINEES

        Set forth below is information regarding the nominees for election to our board of directors:

Name	Position(s) with the Company	Year First Elected Director
Leonard Perham	Chief Executive Officer, President and Director	2007
Carl E. Berg	Director	1992
Tommy Eng	Director	2004
Chi-Ping Hsu	Director	2004
James D. Kupec	Director	2004
Chenming Hu	Director	2005

        Each person nominated has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy.

        Our board of directors unanimously recommends that the stockholders vote FOR the election of all of the above nominees.

 PROPOSAL NO. 2:
RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2009

        The Company is asking stockholders to ratify and approve the appointment of Burr, Pilger & Mayer LLP ("BPM") as the Company's independent registered public accounting firm for the year ending December 31, 2009. BPM was the Company's independent registered public accounting firm for each of the two fiscal years ended December 31, 2008 and 2007. Pursuant to the Audit Committee's determination, on May 9, 2007, BDO Seidman LLP ("BDO"), the independent registered public accounting firm previously engaged as the principal accountant to audit the financial statements of the Company, was dismissed by the Audit Committee. The engagement of BPM was approved by the Audit Committee on May 9, 2007.

        The report of BDO with respect to the Company's consolidated financial statements for the fiscal year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2006 and through May 9, 2007, the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements of the Company for such years.

        During the Company's two most recent fiscal years and through March 31, 2009, the Company has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The reports of BPM with respect to the Company's consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 2008 and 2007, the Company had no disagreements with BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements of the Company for such years.

        During the fiscal year ended December 31, 2006 and for the period from January 1, 2007 through May 9, 2007, the Company did not consult with BPM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

        The Audit Committee meets with the Company's independent registered public accounting firm at least four times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by the independent registered public accounting firm, as well as the fees charged for such services. The Audit Committee has delegated its authority to the Chairman of the Audit Committee to pre-approve requests for audit and non-audit services. Among other things, the Audit Committee or the Chairman of the Audit Committee examines the effect that performance of non-audit services may have upon the independence of the auditors. The following table shows the fees billed (in thousands of dollars) to the Company by BPM for the audit and other services provided for fiscal 2008 and 2007.

	2008	2007
Audit Fees(1)	$527	$616
Audit-Related Fees(2)	4	5
Tax Fees(3)	—	17

Total(4)	$531	$638

(1)
Audit fees were attributable to the annual audit of our consolidated financial statements and internal control over financial reporting in compliance with regulatory requirements under the Sarbanes-Oxley Act and reviews of condensed consolidated financial statements included in quarterly reports on Forms 10-Q.

(2)
Audit-related fees consisted primarily of accounting consultations.

(3)
Tax fees consisted primarily of income tax compliance and related tax services.

(4)
BPM did not provide any non-audit services to the Company during 2007 or 2008 other than those reported under "Audit Fees," "Audit Related Fees" and "Tax Fees."

        In the event the stockholders fail to ratify and approve the Audit Committee's appointment of BPM, the Audit Committee will reconsider its selection. Even if the appointment is ratified and approved, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and the stockholders' best interests.

        Representatives of BPM are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        Our board of directors unanimously recommends that the stockholders vote FOR the proposal to ratify the Audit Committee's appointment of Burr, Pilger & Mayer LLP to serve as our independent registered public accounting firm for the year ending December 31, 2009.

 STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

        Deadline for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials Pursuant to Rule 14a-8.    To be considered for inclusion in the Company's proxy statement relating to the 2010 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than December 18, 2009. Such proposals should be delivered to MoSys, Inc., Attn: Secretary, 755 N. Mathilda Avenue, Sunnyvale, California 94085.

        Requirements for Stockholder Proposals to be Brought Before the Annual Meeting Outside of Rule 14a-8.    The Company's bylaws provide that for any stockholder nominations to the board of directors or any stockholder proposals (other than stockholder proposals made in accordance with Rule 14a-8) to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to the secretary of the Company not less than 90 nor more than 120 calendar days in advance of the anniversary of the previous year's annual meeting of stockholders. To be timely for the 2010 Annual Meeting of Stockholders, a stockholder's notice containing the information specified in the Company's bylaws must therefore be delivered or mailed to and received by the Company's secretary at the principal executive offices of the Company between February 2, 2010 and March 4, 2010. However, in the event that the annual meeting is called for a date that is not within thirty calendar days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to the Company's secretary must set forth the information required by the Company's bylaws with respect to each matter the stockholder proposes to bring before the annual meeting. A copy of the full text of the Company's bylaws, including the provisions dealing with stockholder proposals and stockholder nominations, is available to stockholders upon written request to MoSys, Inc., Attn: Secretary, 755 N. Mathilda Avenue, Sunnyvale, California 94085

        In addition, the proxy solicited by the board of directors for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to March 4, 2010 and (ii) any proposal made in accordance with the bylaw provisions, if the 2010 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

OTHER MATTERS

        Our board of directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our board of directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

        Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ LEONARD PERHAM Leonard Perham
Sunnyvale, California April 20, 2009	Chief Executive Officer and President

MoSys, Inc. 755 N. Mathilda Avenue Sunnyvale, CA 94085 proxy This Proxy is Solicited on Behalf of the Board of Directors of MoSys, Inc. The undersigned, revoking any proxy previously given, hereby appoints Mr. Leonard Perham proxy, with the full power of substitution, to vote the shares of the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in his discretion with respect to other matters that properly come before the 2009 Annual Meeting of Stockholders of MoSys, Inc. on June 2, 2009, and any adjournment of the Annual Meeting. You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendation. This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal. The Proxy cannot vote your shares unless you sign this card on the REVERSE SIDE before returning it. PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE; OR UTILIZE THE TELEPHONE OR INTERNET VOTING PROCEDURE AS DESCRIBED ON THE REVERSE SIDE OF THIS FORM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. MoSys, Inc. 2009 ANNUAL MEETING OF STOCKHOLDERS Tuesday, June 2, 2009 9:30 A.M. P.D.T. Corporate Headquarters 755 N. Mathilda Avenue Sunnyvale, CA 94085 See reverse for voting instructions.

If you vote by Phone or Internet, please do not mail your Proxy Card Date Signature(s) in Box Please sign exactly in the name or names in which you hold your shares of common stock. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give your full title. If signing for a corporate or other entity, please sign in full corporate or other entity name by a duly authorized officer or other agent. Please detach here The Board of Directors Recommends a Vote "FOR" Items 1 and 2. 1. Election of directors: 01 Carl E. Berg 04 Chi-Ping Hsu Vote FOR Vote WITHHELD 02 Tommy Eng 05 James D. Kupec all nominees from all nominees 03 Chenming Hu 06 Leonard Perham (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. The ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR PROPOSAL TWO. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. Address Change? Mark Box Indicate changes below: For Against Abstain Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET – www.eproxy.com/mosy Use the Internet to vote your proxy until 12:00 p.m. (CT) on June 1, 2009. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on June 1, 2009. Mail – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Voting Instruction Card. COMPANY #

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MOSYS, INC. NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
SOLICITATION AND VOTING PROCEDURES
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2009
REVOCABILITY OF PROXIES
BOARD OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND AGREEMENTS
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH RELATED PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
NOMINEES
PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING
OTHER MATTERS